EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Bitzio Inc. (the “Company”), certify that:

1.	The Annual Report on Form 10-K of the Company for the Year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and,

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KEVIN KREISLER
KEVIN KREISLER
Chief Executive Officer
Date:	May 27, 2016

/s/ MARILU BRASSINGTON
MARILU BRASSINGTON
Chief Financial Officer
Date:	May 27, 2016

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.